 NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Emerging Markets Fund

Supplement dated October 15, 2019
to the Summary Prospectus dated April 30, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective as of October 1, 2019:

1.	The table under the heading “Fees and Expenses” on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

	Class I Shares	Class II Shares	Class D Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%	None
Other Expenses	0.22%	0.22%	0.30%	0.07%
Total Annual Fund Operating Expenses	1.17%	1.42%	1.50%	1.02%
Fee Waiver/Expense Reimbursement(1)	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.12%	1.37%	1.45%	0.97%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.05% of the management fee to which the Adviser would otherwise be entitled until April 30, 2021. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

2.	The table under the heading “Example” on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$114	$367	$639	$1,416
Class II Shares	139	444	772	1,698
Class D Shares	148	469	814	1,786
Class Y Shares	99	320	558	1,243

3.	All references to, and information regarding, Paul Rogers in the Summary Prospectus are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE